02:38:01 PM                                             EXHIBIT 99. 10


                      MBNA MASTER CREDIT CARD TRUST 94-2

                           KEY PERFORMANCE FACTORS
                                      June, 1996



        Scheduled Maturity                                       12/15/99


        Coupon                                                    5.7100%


        Excess Protection Level
          3 Month Average                                           6.01%
        June, 1996                                                  6.39%
        May, 1996                                                   5.81%
        April, 1996                                                 5.84%


        Cash Yield                                                 17.98%


        Investor Charge Offs                                        3.77%


        Base Rate                                                   7.83%


        Over 35 Day Delinquency                                     4.25%


        Seller's Interest                                          21.46%


        Total Payment Rate                                         10.32%


        Total Principal Balance                         $8,997,920,307.50


        Investor Participation Amount                     $900,000,000.00


        Seller Participation Amount                     $1,931,253,640.81